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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            August 18, 1995
                                                  . . . . . . . . . . . . . . .

                             Vinland Property Trust
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)


         California                       0-8003                     94-2432628
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction           (Commission                (IRS Employer
of incorporation)                       File No.)           Identification No.)


3878 Oak Lawn, Suite 300, Dallas, Texas                                  75219
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (214) 522-9910
                                                   . . . . . . . . . . . . . . .

                                 Not Applicable
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Former name or former address, if changed since last report)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Incorporation by reference is made to Form 10-K Annual Report to the Securities and Exchange Commission for the fiscal year ended November 30, 1994 (the "1994 Form 10-K") of Vinland Property Trust (the "Trust") under Item 2, Properties, for a description of a tax-free exchange contract involving the Westover Valley Apartments ("Westover") and the Riverside Apartments ("Riverside"). On August 18, 1995, the Trust closed the exchange of Westover for Riverside. See Item 5, "Other Events."

Item 5.  OTHER EVENTS.

         On August 8, 1994, the Trust entered into a tax-free exchange contract involving Westover located in Fort Worth, Texas, owned by the Trust, and Riverside located in Austin, Texas, owned by an unaffiliated corporation named SSNA Properties Corporation ("SSNA"). On August 18, 1995, the Trust closed the exchange of Westover for Riverside. On August 8, 1994, deeds to the properties had been placed in escrow and the Trust had leased Riverside pending completion of the exchange for the sum of $40,116 per month for twelve months and $35,116 per month for the remainder of the lease term, which sum represented the monthly debt service on the existing mortgage encumbering Riverside in favor of Federal National Mortgage Association ("FNMA") in the amount of $35,116 plus $5,000. The Trust also assumed a $240,000 obligation of SSNA which bore interest at 10% per annum. As collateral therefor, the Trust pledged a $600,000 promissory note. At the exchange closing, the outstanding principal balance on the original $240,000 obligation was paid in full. The original exchange agreement required the parties to exchange the properties when the construction loan obtained by the Trust for Westover reached an amount which then approximated the amount of the existing FNMA mortgage encumbering Riverside. Westover has been closed for several years and in connection with the exchange contract was to be completely rehabilitated with funds drawn on a $4.7 million construction loan obtained by the Trust, which construction loan is secured by Westover and a guarantee from the principals of SSNA. Riverside is a 145-unit renovated apartment complex in 11 three-story apartment buildings situated on
3.88 acres of land near downtown Austin, Texas. Riverside's 145 units are a mix of efficiency, 1, 2 and 3 bedroom apartments, with an average size of 765 square feet, and is presently operated as a residential apartment complex.

         Riverside is owned by Vinland Riverside Partners, L.P., a Texas limited partnership (the "Partnership"), in which the Trust is the limited partner owning a 99% interest in the Partnership. Vinland Property Investors, Inc., which is 100% beneficially owned by the Trust, is the general partner and owns a 1% interest in the Partnership. The Partnership has assumed the FNMA loan with an outstanding balance of $2.9 million. The Trust paid an assumption fee of $28,850. Such loan matures September 1, 1999 and bears an interest rate of 8.5% per annum.

         On September 7, 1995, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court"), entered its order in the case styled In





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re: Polynesia Village Associates, requiring the debtor in such case, an
Illinois limited partnership, to execute and deliver to an "Escrow Agent" a Quitclaim Deed from the debtor to and in favor of the Trust and the Trust paid to debtor the sum of $75,000. Such order requires the Trust, between January 1, 1996, and February 22, 1996, to deliver $100,000 in cash to the Escrow Agent, who, upon receipt thereof, is directed to simultaneously deliver such cash to counsel for debtor and the Quitclaim Deed to the Trust or its nominee. At the time of entry of such order, all decisions concerning the property known as Polynesia Village Apartments, located in Tacoma, Washington, are to be made exclusively by the Trust and the Trust has agreed to indemnify and hold debtor and its general partners harmless from and against any and all liability for damages, claims, demands, actions, causes of action, etc. arising from and after September 7, 1995 in connection with such property or the Trust's operation and management of such property.

         Prior to November 30, 1994, the Trust had classified the $1.8 million second lien mortgage note secured by the Polynesia Village Apartments as non-performing. Such mortgage note originally matured in December 1991, but the debtor filed for Chapter 11 bankruptcy protection in 1992 and a Plan of Reorganization was confirmed by the Court in June 1994. The Polynesia Village Apartments are subject to senior underlying debt not presently in default in the amount of $5.8 million which must continue to be serviced. The order entered September 7, 1995, was the result of a negotiated settlement among the parties.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None. The exchange transaction involving Westover and Riverside occurred in 1994 for all practical purposes and Riverside has been included in the Trust's financial statements as a leased property.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits. The following exhibits are filed herewith:

           EXHIBIT
         DESIGNATION                            DESCRIPTION OF EXHIBIT
            10.1              Order entered September 7, 1995 by the United States
                              Bankruptcy Court for the Northern District of Illinois,
                              Eastern Division, in the case styled In re: Polynesia
                              Village Associates





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VINLAND PROPERTY TRUST
                                                  (Registrant)

                                        By /s/ KATIE JACKSON
                                          -----------------------------------
                                          Katie Jackson, Vice President and
                                          Chief Accounting Officer


Dated: September 27, 1995





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                                 EXHIBIT INDEX

Exhibit 10.1     -        Order entered September 7, 1995 by the United States
                          Bankruptcy Court for the Northern District of
                          Illinois, Eastern Division in the case styled In re:
                          Polynesia Village Associates